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                                                                      Exhibit 23

                         Consent of Independent Auditors

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-24703) of H.B. Fuller Company of our report dated June 20, 2003, relating to the financial statements of the EFTEC Savings Plan, which appears in this Form 11-K.

By: /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 27, 2003